SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                  FORM 8-K/A#1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 20, 1997



                                   REXEL, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)



               1-5731                                   13-1474527
     (Commission File Number)                 (IRS Employer Identification No.)



150 Alhambra Circle, Coral Gables, Florida                  33134
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (305) 446-8000



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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
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
Exhibit 16 Letter, dated June 9, 1997, from Coopers & Lybrand L.L.P., with respect to certain statements regarding the dismissal of such firm as the Company's independent accountants

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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REXEL, INC.



Date:  June 11, 1997                         By  /S/ ALLAN M. GONOPOLSKY
                                                -------------------------
                                                Allan M. Gonopolsky
                                                Vice President and Controller